Exhibit 99.2
                              EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT (this "Agreement") is made as of the 1st day of October 2007, by and between Tree Top Industries, Inc., a Nevada corporation (the "Company"), and David Reichman, an individual ("Employee"), and is made with respect to the following facts:


                                 R E C I T A L S

         A. The Company and the Employee wish to ensure that the Company will receive the benefit of Employee's loyalty and service.

         B. In order to help ensure that the Company receives the benefit of Employee's loyalty and service, the parties desire to enter into this formal Employment Agreement to provide Employee with appropriate compensation arrangements and to assure Employee of employment stability.

         C. The parties have entered into this Agreement for the purpose of setting forth the terms of employment of the Employee by the Company.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

         1. EMPLOYMENT OF EMPLOYEE AND DUTIES. The Company hereby hires Employee and Employee hereby accepts employment upon the terms and conditions described in this Agreement. The Employee shall continue to be the Chief Executive Officer of the Company with all of the duties, privileges and authorities usually attendant upon such office, including but not limited to overall supervision of the management of the Company's operations. Subject to (a) the general supervision of the Board of Directors of the Company, and (b) the Employee's duty to report to the Board of Directors periodically, as specified by it from time-to-time, Employee shall have all of the authority to perform his employment duties for the Company.

         2. TIME AND EFFORT. Employee agrees to devote his full working time and attention to the management of the Company's business affairs, the implementation of its strategic plan, as determined by the Board of Directors, and the fulfillment of his duties and responsibilities as the Company's Chief Executive Officer. Expenditure of a reasonable amount of time for personal matters and business and charitable activities shall not be deemed to be a breach of this Agreement, provided that those activities do not materially interfere with the services required to be rendered to the Company under this Agreement.

         3. THE COMPANY'S AUTHORITY. Employee agrees to comply with the Company's rules and regulations as adopted by the Company's Board of Directors regarding performance of his duties, and to carry out and perform those orders, directions and policies established by the Company with respect to his engagement. Employee shall promptly notify the Company's Board of Directors of any objection he has to the Board's directives and the reasons for such objection.

         4. NONCOMPETITION BY EMPLOYEE. During the term of this Agreement, the Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder (in a private company), corporate officer, director, or in any other individual or representative capacity, engage or participate in any business that is in direct competition with the business of the Company or its affiliates.

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         5. TERM OF AGREEMENT.  This Agreement shall commence to be effective on
October 1, 2007 (the "Commencement Date"), and shall continue until September 30, 2009, unless terminated as provided in Section 14 hereof.

         6. COMPENSATION. During the term of this Agreement, the Company shall pay the following compensation to Employee:

                  6.1 ANNUAL COMPENSATION. Employee shall be paid a fixed salary of $250,000 per year, payable in two installments per month of $10,416.67 each on the 20th and 5th day of each month, corresponding to the first 15 days of the month and the second half of the previous month, respectively, commencing on October 20, 2007 for the period from October 1, 2007 until October 15, 2007.

                  6.2 ADDITIONAL COMPENSATION. In addition to the compensation set forth in Section 6.1 of this Agreement, Employee may be paid a bonus or bonuses during each year, as determined at the sole discretion of the Company's Board of Directors based on the Board's evaluation of the Employee's definable efforts, accomplishments and similar contributions. The bonus will also be based on a consideration of increases in shareholder value, efforts made by the Employee to effect mergers or acquisitions for the Company, and other positive results for shareholders based on extraordinary efforts by the Employees.

                  6.3 STOCK INCENTIVES. On October 1, 2007, the Company will grant to the Employee 1,200,000 stock options to purchase 1,200,000 shares of the Company's Common Stock pursuant to the Company's 2007 Stock Option Plan for Directors, Officers, Employees, and Key Consultants of Tree Top Industries, Inc. ("Stock Option Plan"), having an exercise price of $0.55 per share (i.e. 110% of its fair market value on the date of grant) and an exercise period of ten years after the date of grant, with a vesting schedule as follows: 1/24 upon grant and 1/24 of the balance the first day of each subsequent month thereafter until the remaining stock options have vested. The stock options granted to Employee pursuant to this Agreement will be governed by the terms and conditions of the Stock Option Plan and the stock option agreement executed by the Company which applies to the options. Upon recommendation of the Compensation Committee of the Company's Board of Directors and approval of the Company's full Board of Directors, the Employee may be granted additional stock options to purchase additional stock of the Company after the first year of the term of this Agreement, depending on the achievement of Company operating milestones such as annual gross revenue and EBIDTA, to be established by the Board of Directors of the Company.

         7. FRINGE BENEFITS. Employee shall be entitled to all fringe benefits which the Company or its subsidiaries may make available from time-to-time for persons with comparable positions and responsibilities. Without limitation, such benefits shall include participation in any life and disability insurance programs, profit incentive plans, pension or retirement plans, and bonus plans as are maintained or adopted from time-to-time by the Company. The Company shall also provide Employee with medical and dental group insurance coverage or equivalent coverage for Employee and his dependents. The medical and dental insurance coverage shall begin on the Commencement Date and shall continue throughout the term of this Agreement. The Company will also provide and pay for a health club membership for Employee, reasonably selected by the Employee.

         8. OFFICE AND STAFF. In order to enable Employee to discharge his obligations and duties pursuant to this Agreement, the Company agrees that it shall provide suitable office space for Employee in West Hollywood, California, together with all necessary and appropriate supporting staff and secretarial assistance, equipment, stationery, books and supplies. Employee agrees that the office space and supporting staff presently in place is suitable for the

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purposes of this Agreement. The Company agrees to provide at its expense parking for one vehicle by the Employee at the Company's executive offices.

         9. REIMBURSEMENT OF EXPENSES. The Company shall reimburse Employee for all reasonable travel, mobile telephone, promotional and entertainment expenses incurred in connection with the performance of Employee's duties hereunder, subject to Section 10 of this Agreement with respect to automobile expenses. These expenses include but are not limited to all reasonable expenses incurred by him for working part of the time in New York, part of the time in Los Angeles, California, and traveling between those locations, and for renting a residence in the Los Angeles Metropolitan Area. The Company shall also reimburse Employee for all medical expenses incurred by him at any time when the Company does not otherwise have a medical insurance plan in place for its employees. Employee's reimbursable expenses shall be paid promptly by the Company upon presentment by Employee of an itemized list of invoices describing such expenses. All compensation provided in Sections 6, 7, and 9 of this Agreement shall be subject to customary withholding tax and other employment taxes, to the extent required by law.

         10. AUTOMOBILE. Notwithstanding anything else herein to the contrary, the Company shall pay to the Employee a fixed amount equal to $2,500 per month on the last day of each month during the term of this Agreement as reimbursement to the Employee on a non-accountable basis of all expenses incurred by the Employee for the use of his automobile for Company business purposes in New York and California, including but not limited to depreciation, repairs, maintenance, gasoline and insurance. After the expiration of the first year of the term of this Agreement, the Company's Board of Directors will review and may in its discretion determine to increase the Employee's automobile allowance, or authorize the Company to lease an automobile for the Employee. Employee shall not be entitled to any other reimbursement for the use of his automobile for business purposes.

         11. VACATION. Employee shall be entitled to three weeks of paid vacation per year or pro rata portion of each year of service by Employee under this Agreement. The Employee shall be entitled to the holidays provided in the Company's established corporate policy for employees with comparable duties and responsibilities.

         12. RIGHTS IN AND TO INVENTIONS AND PATENTS.

                  12.1 DESCRIPTION OF PARTIES' RIGHTS. The Employee agrees that with respect to any inventions made by him or the Company during the term of this Agreement, solely or jointly with others, (i) which are made with the Company's equipment, supplies, facilities, trade secrets or time, or (ii) which relate to the business of the Company or the Company's actual or demonstrably anticipated research or development, or (iii) which result from any work performed by the Employee for the Company, such inventions shall belong to the Company. The Employee also agrees that the Company shall have the right to keep such inventions as trade secrets, if the Company chooses.

                  12.2 DISCLOSURE REQUIREMENTS. For purposes of this Agreement, an invention is deemed to have been made during the term of this Agreement if, during such period, the invention was conceived or first actually reduced to practice. In order to permit the Company to claim rights to which it may be entitled, the Employee agrees to disclose to the Company in confidence the nature of all patent applications filed by the Employee during the term of this Agreement.

         13. TERMINATION. This Agreement may be terminated in the following manner and not otherwise:

                  13.1 MUTUAL AGREEMENT. This Agreement may be terminated by the mutual written agreement of the Company and Employee to terminate.

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                  13.2  TERMINATION BY EMPLOYEE FOR BREACH.  Employee may at his
option and in his sole discretion terminate this Agreement for the material breach by the Company of the terms of this Agreement. In the event of such termination, Employee shall give the Company 30 days prior written notice.

                  13.3 TERMINATION BY THE COMPANY FOR BREACH. The Company may at its option terminate this Agreement in the event that the Employee intentionally performs his duties in bad faith under this Agreement, or breaches his fiduciary duty to the Company, to the Board of Directors or to the Company's shareholders; provided, however, that the Company shall give the Employee written notice of specific instances for the basis of any termination of this Agreement by the Company pursuant to Section 13.3 of this Agreement. Employee shall have a period of 30 days after said notice in which to cease the alleged violations before the Company may terminate this Agreement. If Employee ceases to commit the alleged violations within said 30 day period, the Company may not terminate this Agreement pursuant to this Section. If Employee continues to commit the alleged violations after said 30 day period, the Company may terminate this Agreement immediately upon written notification to Employee. Notwithstanding anything else herein to the contrary, if the Employee is removed pursuant to Section 13.3 of this Agreement, the Employee shall receive all of the benefits provided in
Section 14(iii) of this Agreement, regardless of the terms and conditions of the Company's Stock Option Plan or any existing stock option agreements or any amendments thereto governing the options described in Section 14(iii) of this Agreement.

                  13.4 TERMINATION UPON DEATH. This Agreement shall terminate upon the death of the Employee.

                  13.5 TERMINATION UPON THE DISABILITY OF THE EMPLOYEE. This Agreement shall terminate upon the disability of the Employee. As used in the previous sentence, the term "disability" shall mean the complete disability to discharge Employee's duties and responsibilities for a continuous period of not less than six months during any calendar year. Any physical or mental disability which does not prevent Employee from discharging his duties and responsibilities in accordance with usual standards of conduct as determined by the Company in its reasonable opinion shall not constitute a disability under this Agreement.

                  13.6 TERMINATION FROM OR CHANGES IN POSITION. Removal of the Employee from his position as the Chief Executive Officer or President of the Company shall be deemed to be a termination subject to the severance payment positions set forth in Section 14 of this Agreement. The Company shall not be entitled to place the Employee in any other employment position without the Employee's consent. The Employee's failure to consent shall not be a breach of any provision of this Agreement.

                  13.7 TERMINATION AS A RESULT OF A CHANGE IN CONTROL OF THE COMPANY. "Change of Control" is defined as a sale of all or substantially all of the Company's assets or more than fifty percent (50%) of the Company's outstanding stock, to a purchaser which is unaffiliated with the Company, in a single transaction or a series of related transactions, or a merger pursuant to which the Company is not the surviving corporation, with any entity which is unaffiliated with the Company. In the event of a Change in Control of the Company, if the Employee, negotiating in good faith, is unable to come to an agreement with the surviving company regarding an employment agreement, then the Employee may terminate this Agreement pursuant to Section 13.2 of this Agreement.

                  13.8 OTHER TERMINATION BY EMPLOYEE. If this Agreement is terminated by Employee in writing for a reason other than the Company's breach of this Agreement (i.e. voluntary resignation) then (a) Employer shall not be entitled to assert any claim against the Employee for consequential or indirect damages or for lost profits as a result of the termination; and (b) Employee

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shall not be  entitled  to any rights set forth in Section 14 of this  Agreement except that Employee shall be entitled to the right to exercise vested options, if any, for a period of 90 days after the date of the written notification of termination by the Employee.

         14. IMPROPER TERMINATION. If this Agreement is terminated by Employee for any reason pursuant to Section 13.2, 13.6 or 13.7 of this Agreement or by the Company in any manner except specifically in accordance with Section 13.1 or 13.3, 13.4 or 13.5 of this Agreement, then (i) the Company shall immediately pay to the Employee a lump sum payment equal to the sum of the Employee's entire annual compensation and accrued but unpaid bonus (if any, with respect to bonus) payable through the end of the term of this Agreement pursuant to Sections 6.1 and 6.2 herein, respectively, (ii) Employee shall be entitled to all of the benefits under Section 7 of this Agreement, as amended, through the end of the term of this Agreement, and (iii) if applicable, all unvested stock options owned by Employee will immediately vest, Employee shall be entitled to exercise all vested stock options which he owns for the entire remaining exercise period of the stock options, no such stock options shall terminate prior to said expiration dates, and no "severance" shall be deemed to have occurred under the Company's Stock Option Plan or under existing Stock Option Agreements covering said stock options. It is specifically agreed that in such event Employee shall have no duty to mitigate his damages by seeking comparable, inferior or different employment.

         15. INDEMNIFICATION OF EMPLOYEE. Pursuant to the provisions and subject to the limitations of the Nevada General Corporations Laws and the California Corporations Code, and in particular Sections 204 and 317 therein, the Company shall indemnify and hold Employee harmless as provided in Sections 15.1, 15.2 and 15.3 of this Agreement. The Company shall, upon the request of Employee, assume the defense and directly bear all of the expense of any action or proceedings which may arise for which Employee is entitled to indemnification pursuant to this Section.

                  15.1 INDEMNIFICATION OF EMPLOYEE FOR ACTIONS BY THIRD PARTIES. The Company hereby agrees to indemnify and hold Employee harmless from any liability, claims, fines, damages, losses, expenses, judgments or settlements actually incurred by him, including but not limited to reasonable attorneys' fees and costs actually incurred by him as they are incurred, as a result of Employee being made at any time a party to, or being threatened to be made a party to, any proceeding (other than an action by or in the right of the Company, which is addressed in Section 15.2 of this Agreement), relating to actions Employee takes within the scope of his employment as the Chief Executive Officer of the Company or in any other employment capacity, or in his role as a director of the Company, provided that Employee acted in good faith and in a manner he reasonably believed to be in the best interest of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

                  15.2 INDEMNIFICATION OF EMPLOYEE FOR ACTIONS IN THE RIGHT OF THE COMPANY. The Company hereby agrees to indemnify and hold Employee harmless from any liability, claims, damages, losses, expenses, judgments or settlements actually incurred by him, including but not limited to reasonable attorneys' fees and costs actually incurred by him as they are incurred, as a result of Employee being made a party to, or being threatened to be made a party to, any proceeding by or in the right of the Company to procure a judgment in its favor by reason of any action taken by Employee as an officer, director or agent of the Company, provided that Employee acted in good faith in a manner he reasonably believed to be in the best interests of the Company and its shareholders, and provided further, that no indemnification by the Company shall be required pursuant to this Section 15.2 (i) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) for acts or omissions that Employee believed to be contrary to the best interests of the Company or its shareholders or that involve the absence of good faith on the part of Employee, (iii) for any transaction from which Employee derived an improper personal benefit, (iv) for acts or omissions that show a reckless disregard by Employee of his duties to the Company or its shareholders in

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circumstances  in which  Employee was aware,  or should have been aware,  in the ordinary course of performing his duties, of a risk of serious injury to the Company or its shareholders, (v) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of Employee's duties to the Company or its shareholders, or (vi) for any other act by Employee for which Employee is not permitted to be indemnified under the California Corporations Code or the Nevada General Corporation Law. Furthermore, the Company has no obligation to indemnify Employee pursuant to this Section 15.2 in any of the following circumstances:

         A. In respect of any claim, issue, or matter as to which Employee is adjudged to be liable to the Company in the performance of his duties to the Company and its shareholders, unless and only to the extent that the court in which such action was brought determines upon application that, in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for the expenses and then only in the amount that the court shall determine.

         B. In the event of the application of Section 15.2(A), then for amounts paid in settling or otherwise disposing of a threatened or pending action without court approval.

         C. In the event of the application of Section 15.2(A), then for expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

                  15.3 REIMBURSEMENT. In the event that it is determined by a trier of fact that Employee is not entitled to indemnification by the Company pursuant to Sections 15.1 or 15.2 of this Agreement, then Employee is obligated to reimburse the Company for all amounts paid by the Company on behalf of Employee pursuant to the indemnification provisions of this Agreement. In the event that Employee is successful on the merits in the defense of any proceeding referred to in Sections 15.1 or 15.2 of this Agreement, or any related claim, issue or matter, then the Company will indemnify and hold Employee harmless from all fees, costs and expenses actually incurred by him in connection with the defense of any such proceeding, claim, issue or matter.

         16. ASSIGNABILITY OF BENEFITS. Except to the extent that this provision may be contrary to law, no assignment, pledge, collateralization or attachment of any of the benefits under this Agreement shall be valid or recognized by the Company. Except as provided by law, payment provided for by this Agreement shall not be subject to seizure for payment of any debts or judgments against the Employee, nor shall the Employee have any right to transfer, modify, anticipate or encumber any rights or benefits hereunder; provided that any stock issued by the Company to the Employee pursuant to this Agreement shall not be subject to
Section 16 of this Agreement.

         17. DIRECTORS' AND OFFICERS' LIABILITY INSURANCE. The Company will utilize its best efforts in good faith to purchase directors' and officers' liability insurance for the officers and directors of the Company, which would include the same coverage for Employee. The Company covenants to maintain in effect a directors' and officers' liability insurance policy on the same terms and conditions as applicable to all other officers and directors of the Company.

         18. NOTICE. All notices and other communications required or permittedhereunder shall be in writing or in the form of a telex or telecopy (confirmed in writing) to be given only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours, and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand, messenger, or telex or telecopy (as provided above) addressed (a) if to the Employee, at the address for such Employee set forth on the signature page hereto or at such other address as such Employee shall have furnished to the Company in writing or (b) if to the Company, to its principal executive offices and addressed to the

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

attention of the Chairman of the Board, or at such other address as the Company shall have furnished in writing to the Employee.


                 IN CASE OF THE COMPANY:

                 Tree Top Industries, Inc.
                 1041 North Formosa Avenue, Pickford Bldg., #199
                 West Hollywood, California 90046

                 Attention: Chairman of the Board of Directors

                 Telephone Number:   (323) 850-2458
                 Facsimile Number:   (323) 850-2489


                 IN CASE OF THE EMPLOYEE:

                 David Reichman
                 The address listed below Mr. Reichman's signature to this Agreement.


         19. ATTORNEYS' FEES. In the event that any of the parties must resort to legal action in order to enforce the provisions of this Agreement or to defend such suit, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorneys' fees and all other costs incurred in commencing or defending such suit.

         20. ENTIRE AGREEMENT. This Agreement embodies the entire understanding among the parties and merges all prior discussions or communications among them, and no party shall be bound by any definitions, conditions, warranties, or representations other than as expressly stated in this Agreement or as subsequently set forth in a writing signed by the duly authorized representatives of all of the parties hereto.

         21. NO ORAL CHANGE; AMENDMENT. This Agreement may only be changed or modified and any provision hereof may only be waived by a writing signed by the party against whom enforcement of any waiver, change or modification is sought. This Agreement may be amended only in writing by mutual consent of the parties.

         22. SEVERABILITY. In the event that any provision of this Agreement shall be void or unenforceable for any reason whatsoever, then such provision shall be stricken and of no force and effect. The remaining provisions of this Agreement shall, however, continue in full force and effect, and to the extent required, shall be modified to preserve their validity.

         23. APPLICABLE LAW. This Agreement shall be construed as a whole and in accordance with its fair meaning. This Agreement shall be interpreted in accordance with the laws of the State of California, and venue for any action or proceedings brought with respect to this Agreement shall be in the County of Los Angeles in the State of California.

         24. SUCCESSORS AND ASSIGNS. Each covenant and condition of this Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, personal representatives, assigns and successors in interest. Without limiting the generality of the foregoing sentence, this

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

Agreement shall be binding upon any successor to the Company whether by merger, reorganization or otherwise.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


COMPANY:                         TREE TOP INDUSTRIES, INC.
                                 a Nevada corporation


                                 /s/Frank Benintendo
                                 ----------------------------------------------
                                 Frank Benintendo, Director

Attest:

/s/Michael Valle
------------------------------
Michael Valle, Director



Attest:

/s/Don Gilbert
------------------------------
Don Gilbert, Director



EMPLOYEE:                        /s/David Reichman
                                 ----------------------------------------------
                                 David Reichman

                                 511 Avenue of the Americas, Suite 800
                                 ----------------------------------------------
                                 Street Address

                                 New York, New York 10011
                                 ----------------------------------------------
                                 City, State and Zip Code

                                 Telephone Number: (775) 261-3728
                                                   ----------------------------

                                 Facsimile Number: (775) 890-3823
                                                   ----------------------------

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